INVESTMENT MANAGER
     Legg Mason Fund Adviser, Inc.           REPORT TO SHAREHOLDERS
     Baltimore, MD                             FOR THE YEAR ENDED
                                                DECEMBER 31, 1995
INVESTMENT ADVISER
     Western Asset Management Company
     Pasadena, CA

BOARD OF DIRECTORS                                     THE
     John F. Curley, Jr., Chairman                  LEGG MASON
     Edmund J. Cashman, Jr., Vice Chairman             U.S.
     Edward A. Taber, III, President                GOVERNMENT
     Richard G. Gilmore                            INTERMEDIATE
     Charles F. Haugh                                PORTFOLIO
     Arnold L. Lehman
     Dr. Jill E. McGovern
     T. A. Rodgers

TRANSFER AND SHAREHOLDER SERVICING AGENT
     Boston Financial Data Services
     Boston, MA

CUSTODIAN
     State Street Bank & Trust Company
     Boston, MA

COUNSEL
     Kirkpatrick & Lockhart LLP
     Washington, D.C.

INDEPENDENT ACCOUNTANTS                       PUTTING YOUR FUTURE FIRST
     Coopers & Lybrand L.L.P.
     Baltimore, MD

     THIS REPORT IS NOT TO BE DISTRIBUTED UNLESS PRECEDED OR
     ACCOMPANIED BY A PROSPECTUS.

         LEGG MASON WOOD WALKER, INCORPORATED
               111 South Calvert Street
       P.O. Box 1476, Baltimore, MD 21203-1476
            410 (Bullet) 539 (Bullet) 0000

(recycled logo) PRINTED ON RECYCLED PAPER

LMF-026                                        (Legg Mason Funds Logo)

     TO OUR SHAREHOLDERS,
         The Legg Mason U.S. Government Intermediate-Term Portfolio's objective is to earn an attractive total return for shareholders by investing in high quality securities with an average maturity of 10 years or less.
         On December 31, 1995, the fund had an annualized 30-day SEC yield of 5.6%, an average life of 5.8 years and net assets per share of $10.47. Over the twelve months through December 31, the fund's total return was 13.9%, reflecting gains in the prices of fixed income securities during the year. Total return in the prior calendar year, when prices of fixed income securities generally declined, was -1.9%. (Total return measures how well your investment has performed in terms of both appreciation or depreciation in the fund's net asset value per share plus capital gain distributions and dividends. It assumes that capital gain distributions and dividends were reinvested in the fund at the times they were paid.)
         We believe that the U.S. Government Intermediate-Term Portfolio's emphasis on portfolio quality and intermediate-term maturities continues to be an attractive investment combination for conservative investors as well as for more aggressive investors who want a portion of their assets invested on a conservative basis.
         We hope you will consider using the U.S. Government Intermediate-Term Portfolio for investment of additional funds as they become available. You may add to your account by automatic transfer from your bank account or Legg Mason money market fund (your Investment Executive will be happy to supply an authorization form) or by mailing a check for $100 or more (payable to "Legg Mason U.S. Government Intermediate Portfolio") to:
                         Legg Mason U.S. Government Intermediate Portfolio P.O. Box 1476
                         Baltimore, Maryland 21203-1476

                                          Sincerely,

                                         (John F. Curley, Jr. Signature)
                                          John F. Curley, Jr.
                                          Chairman
     February 9, 1996

     PORTFOLIO MANAGERS' COMMENTS

          On the back of declining interest rates, and with investment strategies rewarded by favorable developments in the market, the Legg Mason U.S. Government Intermediate-Term Portfolio registered good nominal and relative performance in 1995, with a 13.9% total return, as compared to its benchmark's (the Salomon Brothers Medium Term Treasury/Government-Sponsored Index) return of 14.4%.
          Short- and intermediate-term interest rates fell sharply last year, reversing a good portion of their dramatic rise the year before. Whereas the Federal Reserve led the way to higher rates in 1994, it cut rates only modestly in 1995. The major driver to lower rates was the growing perception among market participants that the Fed's monetary tightening had been sufficient to slow the pace of economic growth, and that therefore inflation prospects were much better than had been feared early in the year. Expectations swung dramatically, as the market went into 1995 expecting the Federal Reserve to raise the Fed funds rate to 8% by the end of the year. Instead, the Fed lowered the funds rate from 5.75% to 5.5%, and the market expected further reductions to 4.75% by the end of the year. Thus, forward short-term interest rates fell by more than 300 basis points (100 basis points = 1%) over the course of the year, far outpacing the 200 basis point decline in long-term interest rates, and causing a dramatic steepening of the yield curve.
          In the belief that interest rates would likely decline, and in keeping with the fund's conservative mandate, we kept the portfolio's interest rate exposure somewhat longer than that of its benchmark for most of the year, so declining interest rates were a major source of positive relative returns. The portfolio was correctly positioned for a steepening of the yield curve early in the year, and this also contributed to returns. For the balance of the year, however, the portfolio held a barbell exposure to maturities, and this detracted somewhat from performance as the short and intermediate area of the yield curve continued to steepen.

          Though the bulk of the portfolio was invested in high-quality government securities, the fund held a moderate exposure to high-quality corporate and mortgage-backed securities in order to enhance the portfolio's overall yield.

          Corporate holdings contributed to relative returns for the year as spreads narrowed, but this was largely offset by a trend to wider spreads on mortgage-backed issues as lower interest rates increased prepayment risks.
                                        Western Asset Management Company
      February 9, 1996
2

     PERFORMANCE INFORMATION
     LEGG MASON INCOME TRUST, INC.
     U.S. GOVERNMENT INTERMEDIATE-TERM PORTFOLIO

     Performance Comparison of a $10,000 Investment as of December 31, 1995
                      Average Annual Total Return

               1 Year        5 Years         Life of Fund*
               13.88%         7.68%              8.18%

                             [Graph here]


                                                 Salomon Brothers
                        U.S. Government        Medium-Term Treasury/
                         Intermediate          Government-Sponsored
                         Primary Class               Index(1)

         1986.5             10,000                    10,000
         1987               10,222                    10,305
         1988               10,880                    10,971
         1989               12,272                    12,362
         1990               13,382                    13,554
         1991               15,304                    15,471
         1992               16,261                    16,546
         1993               17,342                    17,904
         1994               17,008                    17,594
         1995               19,368                    20,126

     * August 7, 1987 - December 31, 1995
   (1) The Salomon Brothers Medium-Term Treasury/Government-Sponsored Index is an all-inclusive universe of institutionally traded U.S. Treasury and Government-Sponsored securities. The Index is market-capitalization weighted and includes fixed-rate bonds with maturities between 1 and 10 years.


         The fund has two classes of shares: Primary Class and Navigator Class. The Navigator Class, offered only to certain institutional investors, pays fund expenses similar to those paid by the Primary Class, except that transfer agency fees are determined separately for each class and the Navigator Class does not have Rule 12b-1 distribution fees.
         Annualized total return for Navigator shares for the period December 1, 1994 (inception of class) to December 31, 1995 was 13.81%, and for the one year ended December 31, 1995 was 14.45%.
         The returns shown are based on historical results and are not intended to indicate future performance. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual returns tend to smooth out variations in the fund's return, so they differ from actual year-to-year results. No adjustment has been made for any income taxes payable by shareholders.
                                                                               3

     STATEMENT OF NET ASSETS
     LEGG MASON INCOME TRUST, INC.
     U.S. GOVERNMENT INTERMEDIATE-TERM PORTFOLIO
     DECEMBER 31, 1995

                                          Principal
      (Amounts in Thousands)               Amount         Value
U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 49.7%
      Federal Home Loan Bank
        4.9%       2/23/98                  $15,600    $ 15,422
        7.87%      4/19/00                    5,550       5,589
                                                         21,011
      Federal Home Loan Mortgage
        Corporation
        6.775%     5/28/98                   15,000      15,087
      Federal National Mortgage
        Association
        3%(D)      7/13/98                   15,000      15,508
      Guaranteed Export Trust
        6.28%      6/15/04                   19,000      19,331
      Tennessee Valley Authority
        6.75%      11/1/25                    8,000       8,417
        6.235%     7/15/45                    5,000       5,178
                                                         13,595
      United States Treasury Notes
        5.625%     10/31/97                     300         302
        7.75%      12/31/99                  10,700      11,611
        5.625%     11/30/00                   1,500       1,514
        5.875%     11/15/05                  18,900      19,325
                                                         32,752
      Total U.S. Government and Agency
        Obligations
        (Identified Cost -- $113,532)                   117,284

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
      SECURITIES -- 19.9%
      Fixed-rate Securities -- 16.8%
      Federal Home Loan Mortgage
        Corporation
        10.75%     7/1/00                        13          15
        8.75%      2/1/01                     1,162       1,196
        8.75%      8/1/01                       263         273
        8.75%      10/1/01                      165         172
        5.5%       11/25/05                   5,441       5,241
        9%         1/1/17                       128         136
        9%         5/1/20                       554         589
        9%         9/1/20                     2,168       2,302
        9%         1/1/21                     1,850       1,966
        8.5%       6/1/21                     1,788       1,881
        7%         1/1/26                     6,600       6,660
                                                         20,431
      Federal National Mortgage
        Association
        9.5%       7/1/14                    $1,037    $  1,117
        9%         11/1/21                    3,802       4,048
        6.5%       4/1/24                        34          34
                                                          5,199
      Government National Mortgage
        Association
        7%         4/20/25                    1,875       1,920
        6%         5/20/25                    3,052       3,102
        7%         5/20/25                    2,846       2,915
                                                          7,937
      United States Department of
        Veteran Affairs Vendee Mortgage
        Trust
        7.25%      10/15/10                   6,056       6,190
      Stripped Security (B) -- 0.5%
      Federal National Mortgage
        Association
        152%       11/25/20                     137       1,207
      Variable-rate Security (C) -- 2.6%
      Federal National Mortgage
        Association
        7.62%      5/25/22                    5,904       6,021
      Total U.S. Government Agency
        Mortgage-backed Securities
        (Identified Cost -- $46,481)                     46,985

ASSET-BACKED SECURITIES -- 4.1%
      AFC Home Equity Loan Trust
        7.75%      12/15/06                   2,763       2,840
      ContiMortgage Home Equity
        Loan Trust
        8.6%       6/15/25                    3,000       3,077
      Olympic Automobile Receivables
        Trust
        7.875%     7/15/01                    3,559       3,650
      Total Asset-backed Securities
        (Identified Cost -- $9,476)                       9,567

CORPORATE BONDS AND NOTES -- 6.8%
      Ford Motor Credit Company
        6.42%      2/4/98                     2,150       2,186
      Lehman Brothers Holdings
        Incorporated
        7.375%     5/15/07                    3,100       3,253

                                          Principal
      (Amounts in Thousands)               Amount         Value
      Philip Morris Companies Inc.
        9.25%      2/15/00                   $2,000    $  2,240
      TCI Communications, Inc.
        6.82%(E)   9/15/10                    5,000       5,080
      United Airlines, Inc.
        11.21%     5/1/14                     2,500       3,309
      Total Corporate Bonds and Notes
        (Identified Cost -- $15,393)                     16,068

MORTGAGE-BACKED SECURITIES -- 8.7%
      Fixed-rate Securities -- 2.8%
      FBC Mortgage Securities Trust
        9.5%       8/1/16                     2,909       2,955
      Resolution Trust Corporation
        10%        5/25/22                    3,725       3,762
      Variable-rate Securities (C) --5.9%
      Resolution Trust Corporation
        6.19%      5/25/19                    2,246       2,184
        8.77%      3/25/21                    6,000       6,169
        11.01%     1/25/25                    1,915       1,988
        8.14%      9/25/29                    3,395       3,506
                                                         13,847
      Total Mortgage-backed Securities
        (Identified Cost -- $20,612)                     20,564

YANKEE BOND (A) -- 1.5%
      YPF Sociedad Anonima
        7.5%       10/26/02
        (Identified Cost -- $3,425)           3,436       3,478

SHORT-TERM INVESTMENTS -- 11.1%
      Asset-backed Security -- 0.2%
      Chemical Grantor Trust 1989-B
        8.9%       12/15/96                     434         441
      U.S. Government Obligations -- 0.4%
      United States Treasury Bill
        5.395%     1/18/96                    1,000         997
      United States Treasury Notes
        7.375%     5/15/96                        4           4
                                                          1,001
      U.S. Government Agency
        Mortgage-backed Securities -- 8.7%
      Federal Home Loan Mortgage
        Corporation
        9%        8/1/96                 $    277     $    282
        7.88%     12/20/96                 10,000       10,235
      Federal National Mortgage
        Association
        5.91%     8/19/96                  10,000       10,035
                                                        20,552
      Repurchase Agreement -- 1.8%
      Merrill Lynch Government
        Securities, Inc.
        5.75% dated 12/29/95, to be
        repurchased at $4,311 on
        1/2/96 (Collateral: $4,050
        Federal National Mortgage
        Association Mortgage-backed
        securities, 7.7% due 8/10/04,
        value $4,519)                       4,308        4,308

                                            Actual
                                           Contracts
      Option Purchased -- N.M.
      Eurodollar Future Puts
        Jan. 96 Strike Price $94.25           200            8
      Total Short-term Investments
        (Identified Cost -- $26,062)                    26,310
      Total Investments -- 101.8%
        (Identified Cost -- $234,981)                  240,256
      Other Assets Less Liabilities -- (1.8%)           (4,186)
      NET ASSETS -- 100.0%                            $236,070

     LEGG MASON INCOME TRUST, INC.
     U.S. GOVERNMENT INTERMEDIATE-TERM PORTFOLIO
     DECEMBER 31, 1995

      (Amount in Thousands)
      NET ASSETS CONSISTING OF:
      Accumulated paid-in capital
        applicable to:
        22,140 Primary shares
          outstanding                    $235,352
        399 Navigator shares
          outstanding                       3,928
      Accumulated net realized loss on
        investments, options and
        futures                            (8,485)
      Unrealized appreciation of
        investments, options and
        futures                             5,275
      NET ASSETS -- 100.0%                            $236,070
      NET ASSET VALUE PER SHARE:
        PRIMARY CLASS                                   $10.47
        NAVIGATOR CLASS                                 $10.47

       (A) YANKEE BOND -- DOLLAR-DENOMINATED BOND ISSUED IN THE U.S. BY FOREIGN ENTITIES.
       (B) STRIPPED SECURITY -- A SECURITY WITH INTEREST-ONLY OR PRINCIPAL-ONLY PAYMENT STREAMS. FOR INTEREST-ONLY SECURITIES, THE AMOUNT SHOWN AS PRINCIPAL IS THE NOTIONAL BALANCE USED TO CALCULATE THE AMOUNT OF INTEREST DUE.
       (C) THE COUPON RATES SHOWN ON VARIABLE RATE SECURITIES ARE THE RATES AT DECEMBER 31, 1995. THESE RATES VARY WITH THE WEIGHTED AVERAGE COUPON OF THE UNDERLYING LOANS.
       (D) THE INTEREST RATE ON THIS SECURITY IS FIXED AT 3% UNTIL 1/13/96, THEREAFTER 7% UNTIL MATURITY.
       (E) THE INTEREST RATE ON THIS SECURITY IS FIXED AT 6.82% UNTIL 9/15/98, THEREAFTER, THE COUPON WILL BE DETERMINED BY AUCTION.
      N.M. NOT MEANINGFUL.
         SEE NOTES TO FINANCIAL STATEMENTS.
6

     STATEMENT OF OPERATIONS
     LESS MASON INCOME TRUST, INC.
     U.S. GOVERNMENT INTERMEDIATE-TERM PORTFOLIO
     FOR THE YEAR ENDED DECEMBER 31, 1995

(Amounts in Thousands)
INVESTMENT INCOME:
Interest                                                                             $15,257
EXPENSES:
Management fee                                                         $ 1,287
Distribution and service fees                                            1,153
Transfer agent and shareholder servicing expense                           163
Custodian fee                                                               88
Legal and audit fees                                                        78
Reports to shareholders                                                     49
Registration fees                                                           28
Directors' fees                                                              8
Other expenses                                                              27
                                                                         2,881
  Less fees waived                                                        (713)
  Total expenses, net of waivers                                                       2,168
NET INVESTMENT INCOME                                                                 13,089
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Realized gain on investments, options and futures                        5,579
Change in unrealized appreciation of investments, options and futures   11,818
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                                       17,397
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                     $30,486

     SEE NOTES TO FINANCIAL STATEMENTS.
                                                                               7

     STATEMENT OF CHANGES IN NET ASSETS
     LEGG MASON INCOME TRUST, INC.
     U.S. GOVERNMENT INTERMEDIATE-TERM PORTFOLIO

                                                                          For the Years Ended December 31,
(Amounts in Thousands)                                                        1995              1994
CHANGE IN NET ASSETS:
Net investment income                                                       $ 13,089           $ 13,938
Net realized gain (loss) on investments, options and futures                   5,579            (12,981)
Change in unrealized appreciation of investments, options and futures         11,818             (6,568)
Change in net assets resulting from operations                                30,486             (5,611)
Distributions to shareholders from net investment income:
    Primary Class                                                            (12,882)           (13,918)
    Navigator Class                                                             (207)               (20)
Change in net assets from Fund share transactions:
    Primary Class                                                            (16,511)           (48,725)
    Navigator Class                                                              (95)             4,024
Change in net assets                                                             791            (64,250)
NET ASSETS:
Beginning of year                                                            235,279            299,529
End of year                                                                 $236,070           $235,279

     SEE NOTES TO FINANCIAL STATEMENTS.
8

     FINANCIAL HIGHLIGHTS
     LEGG MASON INCOME TRUST, INC.
     U.S. GOVERNMENT INTERMEDIATE-TERM PORTFOLIO
         Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements.

                                                                 Primary Class                     Navigator Class
                                                                       For the Years Ended December 31,
                                           1995       1994       1993       1992       1991      1995       1994(C)
PER SHARE OPERATING PERFORMANCE:
      Net asset value, beginning of year   $ 9.72     $10.43     $10.70     $10.77     $10.29   $   9.72  $  9.72
      Net investment income                  0.57(A)    0.51(A)    0.53(A)    0.60(A)    0.72(A)   0.62(B)   0.05(B)
      Net realized and unrealized gain
        (loss) on investments                0.75      (0.71)      0.17       0.05       0.70      0.75        --
      Total from investment operations       1.32      (0.20)      0.70       0.65       1.42      1.37      0.05
      Distributions to shareholders:
        Net investment income               (0.57)     (0.51)     (0.53)     (0.60)     (0.72)    (0.62)    (0.05)
        Net realized gain                      --         --      (0.39)     (0.12)     (0.22)       --        --
        In excess of net realized gain on
          investments                          --         --      (0.05)        --         --        --        --
        Total distributions                 (0.57)     (0.51)     (0.97)     (0.72)     (0.94)    (0.62)    (0.05)
      Net asset value, end of year         $10.47     $ 9.72     $10.43     $10.70     $10.77     $10.47    $9.72
      Total return                           13.9%      -1.9%       6.6%       6.3%      14.4%     14.5%     0.50%(D)
RATIOS/SUPPLEMENTAL DATA:
      Ratios to average net assets:
        Expenses                              0.9%(A)    0.9%(A)    0.9%(A)    0.9%(A)    0.8%(A)   0.4%(B)   0.4%(B,E)
        Net investment income                 5.6%(A)    5.1%(A)    4.8%(A)    5.5%(A)    6.7%(A)   6.1%(B)   6.4%(B,E)
      Portfolio turnover rate               289.9%     315.7%     490.2%     512.6%     642.8%    289.9%    315.7%
      Net assets, end of year
        (in thousands)                   $231,886   $231,255   $299,529   $307,320   $211,627   $ 4,184   $ 4,024

     (A) NET OF FEES WAIVED BY THE MANAGER FOR EXPENSES IN EXCESS OF VOLUNTARY LIMITATIONS OF: 0.75% UNTIL APRIL 30, 1991; 0.8% UNTIL DECEMBER 31, 1991; 0.85% UNTIL AUGUST 31, 1992; 0.9% UNTIL APRIL 30, 1995; AND
         0.95% UNTIL APRIL 30, 1996.
     (B) NET OF FEES WAIVED BY THE MANAGER FOR EXPENSES IN EXCESS OF VOLUNTARY LIMITATIONS OF: 0.4% UNTIL APRIL 30, 1995; AND 0.45% UNTIL APRIL 30, 1996.
     (C) FOR THE PERIOD DECEMBER 1 (COMMENCEMENT OF SALE OF NAVIGATOR CLASS) TO DECEMBER 31, 1994.
     (D) NOT ANNUALIZED
     (E) ANNUALIZED
     SEE NOTES TO FINANCIAL STATEMENTS.
                                                                               9

     NOTES TO FINANCIAL STATEMENTS
     LEGG MASON INCOME TRUST, INC.
     U.S. GOVERNMENT INTERMEDIATE-TERM PORTFOLIO
     (Amounts in Thousands)
1. SIGNIFICANT ACCOUNTING POLICIES:
          The Legg Mason Income Trust, Inc. ("Trust"), consisting of the U.S. Government Intermediate-Term Portfolio ("Fund"), Investment Grade Income Portfolio, U.S. Government Money Market Portfolio and the High Yield Portfolio is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified investment company. The financial statements of the other portfolios of the Trust are included in separate reports to shareholders.
          The U.S. Government Intermediate-Term Portfolio consists of two classes of shares: the Primary Class, offered since 1987, and the Navigator Class, offered to certain institutional investors since December 1, 1994. Expenses of the Fund are allocated proportionately to the two classes of shares except for 12b-1 distribution fees, which are charged only on the Primary shares, and transfer agent and shareholder servicing expenses which are determined separately for each class.
      Security Valuation
          Portfolio securities are valued based upon market quotations. When market quotations are not readily available, securities are valued based on prices received from recognized broker-dealers in the same or similar securities. The amortized cost method of valuation is used for debt obligations with 60 days or less remaining to maturity.
      Investment Income and Dividends to Shareholders
          Income and expenses are recorded on the accrual basis. Dividends are declared daily and paid monthly. Dividends payable are recorded on the dividend record date. Bond premiums are amortized for financial reporting and tax purposes. Bond discounts, other than original issue and zero-coupon bonds, are not amortized. At December 31, 1995, dividends payable of $85 were accrued.
      Security Transactions
          Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis. At December 31, 1995, $6,561 was payable for investments purchased but not yet received.
      Options and Futures
          The current market value of a traded option is the last sales price or, in the absence of a sale, the mean between the closing bid and asked price. Futures contracts are marked to market daily using the closing price on the principal exchange where the contracts are traded. Payments (variation margin) are made or received daily in relation to market fluctuations.
      Repurchase Agreements
          All repurchase agreements are fully collateralized by obligations issued by the U.S. government or its agencies and such collateral is in the possession of the Fund's custodian. The value of such collateral includes accrued interest. Risks arise from the possible delay in recovery or potential loss of rights in the collateral should the issuer of the repurchase agreement fail financially.
      Federal Income Taxes
          No provision for federal income or excise taxes is required since the Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income to its shareholders.
2. INVESTMENT TRANSACTIONS:
          Investment transactions for the year ended December 31, 1995 (excluding short-term securities) were as follows:

         Purchases                             $ 650,185
         Proceeds from sales                     656,442

          Purchases and sales of U.S. Government securities aggregated $574,602 and $577,534, respectively, for the year ended December 31, 1995, and are included in the above totals.
          At December 31, 1995, the cost of securities for federal income tax purposes was $234,981. Aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $5,559 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $284. The Fund has unused capital loss carryforwards for federal income tax purposes of $8,489 which expire in 2002.
10

     (Amounts in Thousands)
3. OPTIONS AND FUTURES:
          As part of the Fund's investment program, the Fund may utilize options and futures. The nature and risk of these financial instruments and the reasons for using them are set forth more fully in the Trust's Prospectus and Statement of Additional Information.
          A written call option gives the option holder the right to purchase the underlying security at a specified price until a specified date. A written put option gives the option holder the right to sell the underlying security at a specified price until a specified date. Risks arise from the possible illiquidity of the options market and from movements in security values. Call and put options written by the Fund and related premiums received during the year were as follows:

                                    Calls                   Puts
                              Actual                 Actual
                             Contracts   Premiums   Contracts   Premiums
      Options outstanding
       December 31, 1994        9,500     $  232          --    $    --
      Options written          15,868        482      15,480        197
      Options closed          (25,290)      (682)    (15,480)      (197 )
      Options exercised           (78)       (32)         --         --
      Options outstanding
        December 31, 1995          --         --          --         --

          The Fund enters into futures contracts as a hedge against anticipated changes in interest rates. Risks arise from the possible illiquidity of the futures market and from the possibility that a change in the value of a contract may not correlate with changes in interest rates.
          At December 31, 1995 there were no open long or short futures positions.
4. REALIZED GAIN:
          The components of net realized gain on investments, options and futures for the year ended December 31, 1995 were as follows:

                                                       Amount
      Investments                                      $5,941
      Options                                            (178)
      Futures                                            (184)
        Net realized gain                              $5,579

5. FUND SHARE TRANSACTIONS:
          At December 31, 1995 there were 1,000,000 shares authorized at $.001 par value for all portfolios of the Trust (including the Fund). Transactions in Fund shares were as follows:

                                 For the Years Ended December 31,
                                    1995                  1994
      Primary Class          Shares     Amount     Shares     Amount
      Sold                     4,951   $ 50,397      8,767   $  88,640
      Reinvestment of
        distributions          1,135     11,583      1,207      12,041
      Repurchased             (7,735)   (78,491)   (14,902)   (149,406)
        Net change            (1,649)  $(16,511)    (4,928)  $ (48,725)

                              For the Years Ended December 31,
                                  1995                1994(dagger)
      Navigator Class       Shares    Amount     Shares    Amount
      Sold                    133     $ 1,366      419     $4,071
      Reinvestment of
        distributions          20         203        2         20
      Repurchased            (168)     (1,664)      (7)       (67)
        Net change            (15)    $   (95)     414     $4,024

      (dagger) FOR THE PERIOD DECEMBER 1, 1994 (COMMENCEMENT OF SALE OF
               NAVIGATOR CLASS) TO DECEMBER 31, 1994.

6. TRANSACTIONS WITH AFFILIATES:
          The Fund has a management agreement with Legg Mason Fund Adviser, Inc. ("Manager"), a corporate affiliate of Legg Mason Wood Walker, Incorporated ("Legg Mason"), a member of the New York Stock Exchange and the distributor for the Fund. Under this agreement, the Manager provides the Fund with management and administrative services for which the Fund pays a fee at an annual rate of 0.55% of average daily net assets of the Fund. The agreement with the Manager provides that expense reimbursements be made to the Fund for expenses which in any month are in excess of annual rates, based on average daily net assets, of 0.95% until April 30, 1996 or when the Fund reaches net assets of $400,000, whichever occurs first. For the year ended December 31, 1995, management fees of $713 were waived. At December 31, 1995, $46 was due to the Manager.
                                                                              11

     LEGG MASON INCOME TRUST, INC.
     U.S. GOVERNMENT INTERMEDIATE-TERM PORTFOLIO
     (Amounts in Thousands)
          Western Asset Management Company ("Adviser"), a corporate affiliate of the Manager and Legg Mason, serves as investment adviser to the Fund. The Adviser is responsible for the actual investment activity of the Fund. The Manager pays the Adviser a fee, computed daily and payable monthly, at an annual rate of 40% of the Management fee without regard to fee waivers.
          Legg Mason, as distributor of the Fund, receives an annual distribution fee of 0.25% and an annual service fee of 0.25% of the average daily net assets of Primary shares, calculated daily and payable monthly. At December 31, 1995, distribution and service fees of $98 were due to the distributor. Legg Mason also has an agreement with the Fund's transfer agent to assist with certain of its duties. For this assistance, Legg Mason was paid $53 by the transfer agent for the year ended December 31, 1995.
12

     REPORT OF INDEPENDENT ACCOUNTANTS
     TO THE SHAREHOLDERS AND DIRECTORS OF LEGG MASON INCOME TRUST, INC.:
          We have audited the accompanying statement of net assets of the Legg Mason U.S. Government Intermediate-Term Portfolio (one of the portfolios comprising the Legg Mason Income Trust, Inc.) as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
          We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Legg Mason U.S. Government Intermediate-Term Portfolio of Legg Mason Income Trust, Inc. as of December 31, 1995, and the results of its operations, changes in its net assets, and financial highlights for each of the respective periods stated in the first paragraph, in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.
      Baltimore, Maryland
      February 1, 1996
                                                                              13